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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 10, 2004

                                 DURATEK, INC.
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                  (Exact name of registrant as specified in its
                                    charter)


         Delaware                       0-14292                   22-2427618
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(State or other jurisdiction of     (Commission File           (I.R.S. Employer
 incorporation or organization)          Number)             Identification No.)


10100 Old Columbia Road, Columbia, Maryland                         21046
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (410) 312-5100


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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement

     The information required by this Item is contained in Item 5.02 and incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     On December 10, 2004, the Board of Directors accepted Mr. Daniel D'Aniello's resignation from the Board of Directors. Mr. D'Aniello is a founding partner and managing director of The Carlyle Group, which completed its planned exit strategy in November 2004. On December 10, the Board elected Admiral DeMars to the Board of Directors to fill Mr. D'Aniello's vacancy and appointed him Chairman of the Board of Directors. Admiral DeMars was also appointed to the Compensation Committee and the Nominating and Corporate Governance Committee. For his service on the Board of Directors, Admiral DeMars shall receive $50,000 per year, payable quarterly.

     A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Press release dated December 13, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Duratek, Inc.


Date: December 13, 2004                         By: /s/ Robert F. Shawver
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                                                    Robert F. Shawver,
                                                    Executive Vice President and
                                                    Chief Financial Officer